Exhibit 10.3

SECurity agreement

THIS SECURITY AGREEMENT, dated as of July 23, 2024 (this “Agreement”), is made by BranchOut Food Inc., a Nevada corporation (the “Company” or “Grantor”), in favor of Kaufman Kapital LLC, a Delaware limited liability company (the “Lender”).

ReCitals

A. The Lender and the Company are parties to that certain Securities Purchase Agreement dated as of July 15, 2024 (as amended, supplemented, restated or otherwise modified from time to time, the “SPA”) pursuant to which the Lender agreed to make a loan to the Company, on the terms and conditions therein, evidenced by that certain 12% Senior Secured Convertible Promissory Note of the Company (the “Loan”).

B. The Loan is presently evidenced by those certain 12% Senior Secured Convertible Promissory Note in the aggregate principal amount of up to $3,400,000 of even date hereof (as amended, supplemented, restated or otherwise modified from time to time the “Initial Note” and together with any other notes issued from time to time under the SPA, the “Notes”).

C. Under the terms of the SPA, Grantor is required to grant to Lender a security interest, subject only to security interests expressly permitted by the Notes, in and to the Collateral hereinafter described.

D. This Agreement is given by Grantor in favor of the Lender to secure the payment and performance of the Notes and all other obligations of Company to Lender or its designees, and all of the other Secured Obligations (defined below).

Accordingly, the parties hereto agree as follows:

ARTICLE 1
definitions

1.1. Terms. The following terms herein used shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Collateral” is defined in Section 2.1.

“Contract” means collectively, all sale, service, performance, equipment lease contracts, agreements and grants and all other contracts, agreements or grants (in each case, whether written or oral, or third party or intercompany), between Grantor and any third party, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof.

“Event of Default” means the failure to pay when due, whether at stated maturity, by acceleration or otherwise, any of the Secured Obligations or any other “Event of Default” as defined in the SPA, any Note or any Transaction Document (as defined in the SPA).

“Lien” means any pledge, assignment, hypothecation, mortgage, security interest, deposit arrangement, option, conditional sale or title retaining contract, sale and leaseback transaction, financing statement filing, lessor’s or lessee’s interest under any lease, subordination of any claim or right, or any other type of lien, charge, encumbrance, preferential arrangement or other claim or right.

“Obligors” Is defined in Section 3 6.

“Permitted Existing Liens” means Liens pursuant to a security agreement dated as of January 10, 2024 securing Senior Secured Promissory Notes issued under that certain Subscription Agreement dated as of January 10, 2024 as amended as of April 16, 2024 and as of the date hereof in the aggregate principal amount of up to $1,675,000 (the “Existing Senior Secured Notes”), which are held by the lenders party thereto.

“Receivables” means all accounts, payment intangibles, chattel paper and instruments.

“Secured Obligations” means any and all obligations of the Company under the Notes and all obligations of the Company under the SPA, and all obligations of Grantor under this Agreement, the Transaction Documents or any other document, instrument or agreement associated with the Notes or the SPA, and any and all other indebtedness and other obligations of the Grantor to the Lender, designees and its affiliates of any kind or nature, howsoever created or evidenced and whether now or hereafter existing, direct or indirect, absolute or contingent, joint and/or several, secured or unsecured, arising by operation of law or otherwise, including through assignment, and whether incurred by Grantor as principal, surety, endorser, guarantor, accommodation party or otherwise, including without limitation all principal and all interest (including any interest accruing subsequent to any petition filed by or against the Grantor or any of them under the U.S. Bankruptcy Code, whether or not an allowed claim), indemnity and reimbursement obligations, charges, expenses, fees, attorneys’ fees and disbursements and any other amounts owing hereunder, thereunder or under applicable law.

“Subsidiary Interests” means all equity interests held by Grantor in its subsidiaries, whether such equity interests constitute investment property or general intangibles under the UCC.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of Nevada; provided, that if, with respect to any UCC financing statement or by reason of any provisions of law, the perfection or the effect of perfection or non-perfection of the security interests granted to Lender is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than Nevada, then “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of any UCC financing statement relating to such perfection or effect of perfection or non-perfection. Terms used herein without definition shall have the meanings ascribed to such terms in the UCC.

1.2. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the SPA.

1.3. UCC Definitions. Unless otherwise defined herein or in the SPA or the context otherwise requires, and whether or not capitalized, terms for which meanings are provided in Article 8 or Article 9 of the UCC are used in this Agreement, including in preamble and recitals, with such meanings. Without limiting the foregoing, accounts, chattel paper, commercial tort claims, certified security, control, deposit accounts, documents, farm products, fixtures, electronic chattel paper, equipment, general intangibles, goods, instruments, inventory, investment property, letter-of-credit rights, negotiable instruments, payment intangibles, securities and software, whether or not capitalized, shall have the meanings ascribed thereto in the UCC.

ARTICLE 2

GRANT OF SECURITY INTEREST

2.1. Grant of Security Interest. For value received, to secure the prompt payment and complete payment of all Secured Obligations, Grantor hereby grants, assigns and transfers to Lender a security interest in and to all of the Grantor’s assets, including but not limited to the following list of described assets whether now owned or existing or hereafter acquired or arising and wherever located (all of which is herein collectively called the “Collateral”):

(a) all Accounts; all Payment Intangibles; all general intangibles (including, without limitation, all patents, patent applications, trademarks, copyrights and works of authorship, know-how, inventions, all software (including computer programs and supporting information) and all other intellectual property); all securities, equity interests, stock, membership interests held by Grantor; all personal and fixture property of every kind and nature including all goods (including inventory, equipment, and any accessions thereto); all Deposit Accounts and any and all monies credited by or due from any financial institution or any other depository; all additional amounts due to Grantor from any Obligor relating to the Accounts; all Contract rights, rights of payment earned under a Contract right, Instruments (including promissory notes), Chattel Paper (including electronic chattel paper), letters of credit, and money; all leasehold interests; all Supporting Obligations of the foregoing; all real and personal property of third parties in which Grantor has been granted a lien or security interest as security for the payment or enforcement of Accounts;

(b) all investment property (including, without limit, securities, securities entitlements, and financial assets), all securities accounts and all investment property contained therein, including, without limitation, all securities and securities entitlements, financial assets, instruments or other property contained in such securities accounts, and all other investment property, financial assets, instruments or other property at any time held or maintained in such securities accounts, together with all investment property, financial assets, instruments or other property at any time substituted for all or for any part of the foregoing, and all interest, dividends, increases, profits, new investment property, financial assets, instruments or other property and or other increments, distributions or rights of any kind received on account of any of the foregoing, and all other income received in connection therewith;

(c) all commercial tort claims;

(d) all proceeds and products of subsection (a) of this Section 2.1 in whatever form, including cash, deposit accounts (whether or not comprised solely of proceeds), certificates of deposit, insurance proceeds, negotiable instruments and other instruments for the payment of money, chattel paper, security agreements, documents, and tort claim proceeds; and

(e) all of Grantor’s books and records with respect to any of the foregoing (including, without limit, computer software and the computers and equipment containing said books and records).

Notwithstanding the foregoing, the Collateral shall not include “Excluded Collateral (defined below). “Excluded Collateral” means (i) intent to use trademark applications; and (ii) 4 microwave dehydration machines purchased from Enwave Corporation (“Excluded Equipment”), to the extent that the express terms of an agreement executed on or prior to the date hereof between Grantor and Enwave Technology or Enwave Corporation expressly prohibits the grant to New Lender of a security interest in such Equipment, provided however that such assets or property shall constitute “Excluded Collateral “ only to the extent and for so long as the applicable agreement, or (with respect to intent to use trademarks) applicable law, validly prohibit the creation of a security interest on such property in favor of the Lender, and upon the termination of such prohibition (by written consent or in any other manner), such property shall cease to constitute “Excluded Collateral”.

ARTICLE 3
REPRESENTATIONS AND COVENANTS

Grantor further represents, warrants, covenants and agrees with Lender as follows:

3.1. Ownership of Collateral; Security Interest Priority. At all times, unless Lender shall otherwise consent in writing, Grantor shall be deemed to have represented and warranted that (a) Grantor is the lawful owner of such Collateral, has the right and authority to subject the Collateral to the security interest of Lender, and has the power to transfer the Collateral; and (b) none of the Collateral is subject to any Lien other than the Permitted Existing Liens (solely to the extent such Permitted Existing Liens remain outstanding) and those in favor of Lender, and there is no effective financing statement or other filing covering any of the Collateral on file in any public office, other than Permitted Existing Liens and those in favor of Lender. This Agreement creates in favor of Lender a valid security interest in the Collateral, which security interest, upon filing of financing statements in the appropriate offices in the locations listed on Schedule 3.1, will be perfected and of first priority for security interests that may be perfected by the filing of a financing statement, enforceable against Grantor and all third parties and securing the payment of the Secured Obligations. Grantor authorizes Lender to file financing statements (or any other document requested by Lender based on the applicable laws) describing the Collateral as “all assets” or otherwise as determined by Lender and if requested will execute and deliver to Lender all documents and take such other actions as may from time to time be requested by Lender in order to maintain a perfected first priority security interest in, and if applicable, possession and control of, the Collateral. Grantor will keep the Collateral free at all times from any and all Liens, other than Permitted Existing Liens . Grantor will not, without the prior written consent of Lender, sell, lease, license, transfer, assign or otherwise dispose, or permit or suffer to be sold, leased, licensed, transferred, assigned or otherwise disposed, any of the Collateral, except for any assets permitted to be sold, leased, licensed, transferred, assigned or otherwise disposed under the SPA, subject to the terms of the SPA and the Transaction Documents, and sales of inventory in the ordinary course of business on arms length terms. Lender or its attorneys may after a prior written notice and on regular business hours inspect the Collateral and for such purpose may enter upon any and all premises where the Collateral is or might be kept or located.

3.2. Perfection of Security Interest and Further Assurances.

(a) The Grantor hereby irrevocably authorizes the Lender at any time and from time to time to file in any relevant jurisdiction any financing statements and amendments thereto that contain the information required by Article 9 of the UCC of each applicable jurisdiction (or any other document necessary or reasonably desirable pursuant to similar applicable laws in such jurisdiction) for the filing of any financing statement or amendment relating to the Collateral, including any financing or continuation statements or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by the Grantor hereunder, without the signature of the Grantor where permitted by law, including the filing of a financing statement describing the Collateral as all assets now owned or hereafter acquired by the Grantor, or words of similar effect. The Grantor agrees to provide all information required by the Lender pursuant to this Section promptly to the Lender upon request.

(b) The Grantor hereby further authorizes the Lender to file with the United States Patent and Trademark Office and the United States Copyright Office (and any successor office and any similar office in any state of the United States or in any other country) this Agreement, any necessary security agreements and other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by the Grantor hereunder, without the signature of the Grantor where permitted by law.

(c) The Grantor agrees that at any time and from time to time, at the expense of the Grantor, the Grantor will promptly (but in any event no later than the date specified by Lender) execute and deliver all further instruments and documents, obtain such agreements from third parties, and take all further action, that may be necessary or desirable, or that the Lender may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder or under any other agreement with respect, any Collateral.

(d) Schedule 3.2(d) attached hereto contains a true, complete, and current listing of all patents, trademarks, tradestyles, copyrights, and other intellectual property rights (including all registrations and applications therefor) owned by Grantor as of the date hereof that are registered with any governmental authority. Grantor shall promptly notify the Lender in writing of any additional intellectual property rights acquired or arising after the date hereof that are or are required to be registered with any governmental authority, and shall on a monthly basis no later than thirty days after month end submit to the Lender a supplement to Schedule 3.2(d) to reflect such additional rights; provided that failure to do so shall not impair the Lender’s security interest therein. Grantor owns or possesses rights to use all franchises, licenses, patents, trademarks, trade names, tradestyles, copyrights, and rights with respect to the foregoing which are required to conduct its business. No event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such rights, and Grantor is not liable to any person for infringement under applicable law with respect to any such rights as a result of its business operations.

(e) All deposit accounts of Grantor on the date hereof are listed and identified (by account number and depository institution) on Schedule 3.2(e) attached hereto and made a part hereof. Grantor shall promptly notify the Lender of any other deposit account opened or maintained by Grantor after the date hereof, and shall submit to the Lender a supplement to Schedule 3.2(e) to reflect such additional accounts; provided that failure to do so shall not impair the Lender’s security interest therein. With respect to any deposit account, as a condition to the establishment and maintenance of any such deposit account except as otherwise agreed to in writing by the Lender, Grantor, the depository institution, and the Lender shall execute and deliver an account control agreement in form and substance satisfactory to the Lender which provides, among other things, for the depository institution’s agreement that it will comply with instructions originated by the Lender directing the disposition of the funds in the deposit account without further consent by Grantor. The Grantor is not required to execute and deliver a control agreement on the date hereof and is not so required after the date hereof unless requested by Lender, and if so requested shall deliver such control agreement within the number of days specified by Lender.

(f) All investment property (including all securities, certificated or uncertificated, securities accounts, and commodity accounts) and Subsidiary Interests of Grantor constituting Collateral on the date hereof, if any, is listed and identified on Schedule 3.2(f) attached hereto and made a part hereof. Grantor shall promptly notify the Lender of any other investment property or Subsidiary Interests constituting Collateral acquired or maintained by Grantor after the date hereof, and shall submit to the Lender a supplement to Schedule 3.2(f) to reflect such additional rights; provided that failure to do so shall not impair the Lender’s security interest therein. Certificates for all certificated securities now or at any time constituting investment property or Subsidiary Interests and part of the Collateral hereunder shall be promptly delivered by Grantor to the Lender duly endorsed in blank for transfer or accompanied by an appropriate assignment or assignments or an appropriate undated stock power or powers, in every case sufficient to transfer title thereto, including, without limitation, all stock received in respect of a stock dividend or resulting from a split up, revision or reclassification of the investment property or Subsidiary Interests constituting Collateral or any part thereof or received in addition to, in substitution of or in exchange for the investment property or Subsidiary Interests constituting Collateral or any part thereof as a result of a merger, consolidation or otherwise. With respect to any uncertificated securities or any investment property or Subsidiary Interests constituting Collateral held by a securities intermediary, commodity intermediary, or other financial intermediary of any kind, at the Lender’s request, Grantor shall execute and deliver, and shall cause any such issuer or intermediary to execute and deliver, an agreement among Grantor, the Lender, and such issuer or intermediary in form and substance reasonably satisfactory to the Lender which provides, among other things, for the issuer’s or intermediary’s agreement that it will comply with such entitlement orders, and apply any value distributed on account of any such investment property or Subsidiary Interests, as directed by the Lender without further consent by Grantor. The Lender may, at any time after the occurrence of an Event of Default, cause to be transferred into its name or the name of its nominee or nominees any and all of the investment property and Subsidiary Interests constituting Collateral hereunder.

(g) Schedule 3.2(g) attached hereto contains a true, complete and current listing of all commercial tort claims held by Grantor as of the date hereof, each described by reference to the specific incident giving rise to the claim. Grantor agrees to execute and deliver to the Lender a supplement to this Agreement, in a form acceptable to the Agent, promptly upon becoming aware of any commercial tort claim held or maintained by Grantor arising after the date hereof; provided, that failure to do so shall not impair the Lender’s security interest therein.

(h) If any Collateral is in the possession or control of any of Grantor’s agents or processors and the Lender so requests, Grantor agrees to notify such agents or processors in writing of the Lender’s security interest therein and instruct them to hold all such Collateral for the Lender’s account and subject to the Lender’s instructions. Grantor shall, upon the request of the Lender, and at the expense of the Grantor, authorize and instruct, and get a valid and binding agreement from, all bailees and other parties, if any, at any time processing, labeling, packaging, holding, storing, shipping, or transferring all or any part of the Collateral to permit the Lender and its representatives to examine and inspect any of the Collateral then in such party’s possession and to verify from such party’s own books and records any information concerning the Collateral or any part thereof which the Lender or its representatives may seek to verify, and to enter into the premises in order to exercise Lender’s rights and remedies. As to any premises not owned by Grantor wherein any of the Collateral is located, Grantor shall, at the Lender’s request, use commercially reasonable efforts to cause each party having any right, title or interest in, or lien on, any of such premises to enter into an agreement (any such agreement to contain a legal description of such premises) whereby such party disclaims any right, title and interest in, and lien on, the Collateral and allows the removal of such Collateral by the Lender or its agents or representatives, and is otherwise in form and substance reasonably acceptable to the Lender.

3.3. Names; Locations. Grantor represents and warrants that Schedule 3.3 set forth the following for each Grantor (a) the jurisdiction in which Grantor is located for purposes of Sections 9-301 and 9-307 of the UCC; (b) the address of Grantor’s chief executive office; (c) each trade name or other name (other than its name set forth on the signature page hereto) used by Grantor; and (d) Grantor’s federal taxpayer identification number (and, during the four months preceding the date hereof, Grantor has not had any other federal taxpayer identification number) and state organizational number. During the past four months preceding the date hereof, Grantor has not been known by any legal name different from the one set forth on the signature page hereto, nor has Grantor been the subject any merger or other corporate reorganization during the past five years. The name set forth on the signature page is the true and correct name of Grantor. Grantor will not change its name or place of incorporation or organization or federal taxpayer identification number except upon 30 days’ prior written notice to Lender.

3.4. Taxes, Etc. Grantor will pay any taxes, assessments and similar imposts and charges, that are now or hereafter may become a Lien upon any of the Collateral, in accordance with the terms and requirements of the SPA and the Transaction Documents.

3.5. Maintenance of Collateral. Grantor shall preserve and maintain all rights of Grantor and Lender in all Collateral, and will not subordinate, supplement or otherwise modify any claim or right of Grantor with respect to any Collateral, or permit, consent or suffer to occur any of the foregoing, If the effect thereof is to impair, or is in any manner adverse to, the rights or interests of Lender without the prior written consent of Lender.

3.6. Special Rights Regarding Receivables. Lender or any of its agents may, at any time and from time to time in its sole discretion upon the existence of any Event of Default, verify, directly with each Person (collectively, the “Obligors”) that owes any Receivables to Grantor, the Receivables in any reasonable manner. Lender or any of its agents may, at any time from time to time after and during the continuance of any Event of Default, notify the Obligors of the security interest of Lender in the Collateral and/or direct such Obligors in such manner and on such terms as Lender or any of its agents shall deem appropriate. Grantor directs and authorizes any and all of its present and future Obligors to comply with requests for information from Lender, Lender’s designees and agents and/or auditors, relating to any and all business transactions between Grantor and the Obligors. Grantor further directs and authorizes all of its Obligors upon receiving a notice or request sent by Lender or Lender’s agents or designees to pay directly to Lender any and all sums of money or proceeds now or hereafter owing by the Obligors to Grantor, and any such payment shall act as a discharge of any debt of such Obligor to Grantor in the same manner as if such payment had been made directly to Grantor. Grantor agrees to take any and all action as Lender may reasonably request to assist Lender in exercising the rights described in this Section.

3.7. Material Agreement Consents; Agreements. Prior to entering into or becoming bound by any material agreement or document (including any material amendment to a material agreement or document) that prohibits or otherwise restricts Grantor from granting a security interest in such agreement or document or for with a default under or termination of could interfere with the Lenders rights and remedies, or that could adversely impact the value of the collateral or the Excluded Equipment, Grantor shall: (i) provide written notice to Lender of the material terms of such agreement with a description of its likely impact on Grantor’s business or financial condition; and (ii) upon Lender’s request, will use commercially reasonable efforts to obtain the consent of, or waiver by, any person whose consent or waiver is necessary for (A) Grantor’s interest in such licenses or contract rights to be deemed Collateral and for Lender to have a security interest in such license or contract right, and to have the power to assign such license or contract rights in connection with an enforcement of remedies, that might otherwise be restricted by the terms of the applicable license or agreement, whether now existing or entered into in the future, or otherwise requested by Lender and (B) Lender to have the ability in the event of a liquidation of any Collateral to dispose of such Collateral in accordance with Lender’s rights and remedies under this Agreement and the other Transaction Documents. In addition, at the request of Lender, and at Grantor’s expense, Grantor shall take all actions requested in order to provide that Lender has a perfected lien on the Excluded Equipment subject only to the prior liens of Enwave.

3.8. Subsidiaries. Grantor has no subsidiaries, and Grantor shall not create or maintain or suffer to exist any subsidiaries without the prior written consent of Lender.

3.9. Investment Company Act. Grantor is not, and will not be after giving effect to the transactions contemplated under the SPA, an “investment company” or a company controlled by an investment company, within the meaning of the Investment Company Act of 1940.

ARTICLE 4
REMEDIES

4.1. General Remedies. Upon the occurrence and during the continuum of any Event of Default, Lender shall have and may exercise any one or more of the rights and remedies provided to Lender under this Agreement, the SPA or any of the other Transaction Documents or provided law, including but not limited to all of the rights and remedies of a secured party under the UCC, and Grantor hereby agrees to assemble the Collateral and make it available to Lender at a place to be designated by Lender that is reasonably convenient to both parties, authorizes Lender to take possession of the Collateral with or without demand and in accordance with applicable law and to sell and dispose of the same at public or private sale and to apply the proceeds of such sale to the costs and expenses thereof (including reasonable attorneys’ fees and disbursements, incurred by Lender) and then to the payment and satisfaction of the Secured Obligations. Any requirement of reasonable notice shall be met if Lender sends such notice to Grantor, by registered or certified mail, at least 10 days prior to the date of sale, disposition or other event giving rise to a required notice. Lender may be the purchaser at any such sale. Grantor expressly authorizes such sale of sales of the Collateral in advance of and to the exclusion of any sale or sales of or other realization upon any other collateral securing the Secured Obligations. Lender shall not have any obligation to preserve rights against prior parties, and Lender shall not have any obligation to clean-up or otherwise prepare the Collateral for sale. Grantor hereby waives as to Lender any right of subrogation or marshaling of such Collateral and any other collateral for the Secured Obligations. To this end, Grantor hereby expressly agrees that any such collateral or other security of Grantor or any other party that Lender may hold may be dealt with in all respects and particulars as though this Agreement were not in existence. The parties hereto further agree that public sale of the Collateral by auction conducted in any county in which any Collateral is located or in which Lender or Grantor does business after advertisement of the time and place thereof shall, among other manners of public and private sale, be deemed to be a commercially reasonable disposition of the Collateral. Grantor shall be liable for any deficiency remaining after disposition of the Collateral. Lender may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral. Lender may specifically disclaim any warranties of title or the like. If Lender sells any of the Collateral upon credit, Grantor will be credited only with payments actually made by the purchaser, received by Lender and applied to the indebtedness of such purchaser. In the event any such purchaser fails to pay for the Collateral, Lender may resell the collateral and Grantor shall be credited with the proceeds of sale.

4.2. Special Remedies Concerning Certain Collateral.

(a) Upon the occurrence and during the continuance of an Event of Default, Grantor shall, if requested to do so in writing, and to the extent so requested, promptly collect and enforce payment of all amounts due Grantor on account of, in payment of, or in connection with, any of the Collateral, hold all payments in the form received by Grantor as trustee for Lender, without commingling with any funds belonging to Grantor, and forthwith deliver all such payments to Lender with endorsement to Lender’s order of any checks or similar instruments.

(b) Upon the occurrence and during the continuance of an Event of Default, Grantor shall, if requested to do so, and to the extent so requested, notify all Obligors and other Persons with obligations to Grantor on account of or in connection with any of the Collateral of the security interest of Lender in the Collateral and direct such account debtors and other Persons that all payments in connection with such obligations and the Collateral be made directly to Lender. Lender itself may, upon the occurrence and during the continuance of an Event of Default, so notify and direct any such account debtor or other Person that such payments are to be made directly to Lender.

(c) Upon the occurrence and during the continuance of an Event of Default, for purposes of assisting Lender in exercising its rights and remedies to Lender under this Agreement, Grantor (i) hereby irrevocably constitutes and appoints Lender as its true and lawful attorney, for and in Grantor’s name, place and stead, to collect, demand, receive, sue for, compromise, and give good and sufficient releases for, any monies due or to become due on account of, in payment of, or in connection with the Collateral, (ii) hereby irrevocably authorizes Lender to endorse the name of Grantor, upon any checks, drafts, or similar items that are received in payment of, or in connection with, any of the Collateral, and to do all things necessary in order to reduce the same to money, (iii) with respect to any Collateral, hereby irrevocably assents to all extensions or postponements of the time of payment thereof or any other indulgence in connection therewith, to each substitution, exchange or release of Collateral, to the addition or release of any party primarily or secondarily liable, to the acceptance of partial payments thereon and the settlement, compromise or adjustment (including adjustment of insurance payments) thereof, all in such manner and at such time or times as Lender shall deem advisable and (iv) hereby irrevocably authorizes Lender to notify the post office authorities to change the address for delivery of Grantor’s mail to an address designated by Lender, and Lender may receive, open and dispose of all mail addressed to Grantor. Notwithstanding any other provisions of this Agreement, it is expressly understood and agreed that Lender shall have no duty, and shall not be obligated in any manner, to make any demand or to make any inquiry as to the nature or sufficiency of any payments received by it or present or file any claim or take any other action to collect or enforce the payment of any amounts due or to become due on account of or in connection with any of the Collateral.

(d) Upon the occurrence and during the continuance of an Event of Default, Grantor hereby irrevocably constitutes and appoints the Lender as its proxy and attorney-in-fact with respect to its investment property and Subsidiary Interests, including the right to vote such investment property and Subsidiary Interests, with full power of substitution to do so. In addition to the right to vote any such investment property and Subsidiary Interests, the appointment of the Lender as proxy and attorney-in-fact shall include the right to exercise all other rights, powers, privileges and remedies to which a holder of such investment property and Subsidiary Interests would be entitled (including giving or withholding written consents of shareholders or other equity holders, calling special meetings of shareholders or other equity holders and voting at such meetings). Such proxy shall be effective, automatically and without the necessity of any action (including any transfer of any such investment property and Subsidiary Interests on the record books of the issuer thereof) by any person (including the issuer of such investment property and Subsidiary Interests or any officer or agent thereof), upon the occurrence of an Event of Default. Grantor hereby ratifies and approves all acts of any such attorney and agrees that neither the Lender nor any such attorney will be liable for any acts or omissions or for any error of judgment or mistake of fact or law other than such person’s gross negligence or willful misconduct as finally determined by a court of competent jurisdiction; provided that, in no event shall they be liable for any punitive, exemplary, indirect or consequential damages. The foregoing powers of attorney and proxy, being coupled with an interest, are irrevocable until the Secured Obligations have been fully paid and satisfied and all commitments of the Lender to extend credit to or for the account of Grantor under the Transaction Documents have expired or otherwise terminated.

4.3. Without in any way limiting the foregoing, Grantor hereby grants to the Lender a royalty free irrevocable license and right to use all of Grantor’s patents, patent applications, patent licenses, trademarks, trademark registrations, trademark licenses, trade names, trade styles, copyrights, copyright applications, copyright licenses, and similar intangibles in connection with any foreclosure or other realization by the Lender on all or any part of the Collateral. The license and right granted to the Lender hereby shall be without any royalty or fee or charge whatsoever.

ARTICLE 5
MISCELLANEOUS

5.1. Remedies Cumulative. No right or remedy conferred upon or reserved to Lender under this Agreement, the SPA or any other Transaction Document is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative in addition to every other right or remedy given hereunder or now or hereafter existing under any applicable law. Every right and remedy of Lender under this Agreement, the SPA or any other Transaction Document or under applicable law may be exercised from time to time and as often as may be deemed expedient by Lender. To the extent that it lawfully may, Grantor agrees that it will not at any time insist upon, plead, or in any manner whatever claim or take any benefit or advantage of any applicable present or future stay, extension or moratorium law, that may affect observance or performance of portions of any provisions of this Agreement, the SPA or any other Transaction Document; nor will it claim, take or insist upon any benefit or advantage of any present or future law providing for the valuation or appraisal of any security for its obligations under this Agreement, the SPA or any other Transaction Document prior to any sale or sales thereof that may be made under or by virtue of any instrument governing the same; nor will Grantor, after any such sale or sales, claim or exercise any right, under any applicable law to redeem any portion of such security so sold.

5.2. Conduct No Waiver. No waiver of default shall be effective unless in writing executed by Lender and waiver of any default or forbearance on the part of Lender under the Notes in enforcing any of its right under this Agreement shall not operate as a waiver of any other default or of the same default on a future occasion or of such right.

5.3. Governing Law; Consent to Jurisdiction. This Agreement is a contract made under, and shall be governed by and construed in accordance with, the law of the State of Nevada applicable to contracts made and to be performed entirely within such State and without giving effect to choice of law principles of such State. Grantor agrees that any legal action or proceeding with respect to this Agreement or the transactions contemplated hereby may be brought in any court of the State of Nevada, or in any court of the United States of America sitting in Nevada, and Grantor hereby submits to and accepts generally and unconditionally the jurisdiction of those courts with respect to its person and property. Nothing in this paragraph shall affect the right of Lender to serve process in any other manner permitted by law or limit the right of Lender to bring any such action or proceeding against Grantor or its property in the courts of any other jurisdiction. Grantor hereby irrevocably waives any objection to the laying of venue of any such suit or proceeding in the above-described courts. The headings of the various subdivisions hereof are for convenience of reference only and shall in no way modify any of the terms or provisions hereof.

5.4. Notices. All notices, demands, requests, consents and other communications hereunder shall be delivered in the manner described in the SPA.

5.5. Rights Not Construed as Duties. Lender neither assumes nor shall it have any duty of performance or other responsibility under any contracts in which Lender has or obtains a security interest hereunder beyond the exercise of reasonable care. If Grantor fails to perform any agreement contained herein, Lender may but is in no way obligated to perform, or cause performance of such agreement, and the reasonable expenses of Lender incurred in connection therewith shall be payable by Grantor under Section 5.8. The powers conferred on Lender hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon Lender to exercise any such powers. Except for the safe custody of any Collateral in Lender’s possession, a duty to exercise reasonable care, and accounting for monies actually received by it hereunder, Lender shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which is reasonable and customary in the industry for Lender.

5.6. Amendments. None of the terms and provisions of this Agreement may be modified or amended in any way except by an instrument in writing executed by Grantor and Lender. Notwithstanding the foregoing, this Agreement may be modified to permit a collateral agent to be appointed for the secured parties hereunder with the consent of the Lender and the collateral agent.

5.7. Severability. If any one or more provisions of this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contented herein shall not in any way be affected, impaired, prejudiced or disturbed thereby, and any provision hereunder found partially unenforceable shall be interpreted to be enforceable to the fullest extent possible.

5.8. Expenses.

(a) Grantor will, upon demand, jointly and severally, pay to Lender an amount of any and all reasonable and documented expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, that Lender may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Lender hereunder or under the SPA or any other Transaction Document, or (iv) a failure of Grantor to perform or observe any of the provisions hereof.

(b) Grantor agrees to hold harmless and indemnify Lender from and against any and all claims, losses and liabilities actually incurred or suffered growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from Lender’s gross negligence, breach of this Agreement, or willful misconduct.

5.9. Successors and Assigns; Termination. This Agreement shall create a continuing, absolute, unconditional and irrevocable security interest in the Collateral and shall be binding upon Grantor, its successors and assigns, and inure, together with the rights and remedies of Lender hereunder, to the benefit of Lender and its successors, transferees and assigns. Upon the irrevocable payment in full in immediately available funds of all of the Secured Obligations and the termination of all commitments to lend and letters of credit outstanding under this Agreement, the SPA or any other Transaction Document and all other appliable notes and agreements, and the execution and delivery by the Grantor of a written release for the benefit of the Lender, the security interest granted hereunder shall terminate and all rights to the Collateral shall revert to Grantor.

5.10. Evidence of Secured Obligations. Lender’s books and records showing the Secured Obligations shall be admissible in any action or proceeding, shall be binding upon each Grantor for the purpose of establishing the Secured Obligations due from Grantor and shall constitute prima facie proof, absent manifest error, of the Secured Obligations of Grantor to Lender.

5.11. Waiver of Jury Trial. Grantor, after consulting or having had the opportunity to consult with counsel, knowingly, voluntarily and intentionally waives any right it may have to a trial by jury in any litigation based upon or arising out of this Agreement, any other Transaction Document or any related instrument or agreement or any of the transactions contemplated by this Agreement, any other Transaction Document or any course of conduct, dealing, statements (whether oral or written) or actions. Grantor shall not seek to consolidate, by counterclaim or otherwise, any such action in which a jury trial has been waived with any other action in which a jury trial cannot be or has not been waived. These provisions shall not be deemed to have been modified in any respect or relinquished by either Lender, on the hand, or Grantor, on the other hand, except by a written instrument executed by all of them.

5.12. Limitations on Damages. To the extent not prohibited by applicable law, each party hereto hereby knowingly, voluntarily, intentionally, and irrevocably waives any right such party may have to claim or recover in any dispute or controversy any special, exemplary, punitive, or consequential damages, or damages other than or in addition to actual damages, provided, however, that the limitations set forth in this Section 5.12 shall not apply to the grossly negligent acts or omissions or willful misconduct of either party in performing its obligations under this Agreement.

IN WITNESS WHEREOF, Grantor has caused this Security Agreement to be duly executed as of the day and year first set forth above.

GRANTOR:

BRANCHOUT FOOD INC.

By:	/s/ Eric Healy
Name:	Eric Healy
Title:	Chief Executive Officer

Accepted and Agreed
KAUFMAN KAPITAL LLC

By:	/s/ Daniel L. Kaufman
Name:	Daniel L. Kaufman
Title:	Managing Member

SCHEDULE 3.1 TO SECURITY AGREEMENT

Locations Where Financing Statements Are to Be Filed

SCHEDULE 3.2(D) TO SECURITY AGREEMENT

Intellectual Property

SCHEDULE 3.2(e) TO SECURITY AGREEMENT

Deposit Accounts

SCHEDULE 3.2(F) TO SECURITY AGREEMENT

Investment Property

SCHEDULE 3.2(G) TO SECURITY AGREEMENT

Commercial Tort Claims

SCHEDULE 3.3 TO SECURITY AGREEMENT

List of Names and Locations of Grantor (including Subsidiaries)